SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 16, 2008

Source Direct Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State of Other Jurisdiction of Incorporation)

333-69414	98-0191489
(Commission File Number)	(IRS Employer Identification No.)

4323 Commerce Circle, Idaho Falls, Idaho	83401
(Address of Principal Executive Offices)	(Zip Code)

208-529-4114
(Registrant’s Telephone Number, Including Area Code)

2345 N. Woodruff, Idaho Falls, ID 83401
(Former Name or Former Address, if Changed Since Last Report)

Item 8.01

Other Events.

On July 10, 2008, the Company issued a press release announcing the appointment of Randy Trane as a Director of the Company.  A copy of the press release is attached as an exhibit to this Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

99.1

Press Release of Source Direct Holdings, Inc. dated July 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Source Direct Holdings, Inc.

Date: July 16, 2008

By:   /s/ Deren Smith

Deren Smith, President

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